UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

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CAS MEDICAL SYSTEMS, INC.

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Customer Email:

On February 12, 2019, Mr. Thomas Patton, President and Chief Executive Officer of CAS Medical Systems, Inc. circulated the contents of the letter below by email to certain current, potential or former customers of CASMED. That message was also made available in the same form to be provided to certain current, potential, and former customers by field selling management.

Dear Valued Customer,

Earlier today, CASMED announced that it has entered into a definitive agreement to be acquired by Edwards Lifesciences. We have been working with Edwards over the last several years to integrate our FORE-SIGHT® Technology into their HemoSphere® hemodynamic monitoring platform through our plug-in OEM module. Ultimately, Edwards determined that they would like to acquire the FORE-SIGHT technology and the company.

We think this is very good news for you, and for the FORE-SIGHT technology. We believe Edwards will bring scale, resources and service that advance FORE-SIGHT Tissue Oximetry.

There is much planning and integration to do, but I thought it important to inform you of this exciting news personally. We will continue to pass along information as it becomes available. Until the transaction closes, likely in the second quarter, we will continue to conduct our business with you, and all our customers, as always and without change.

Thank you for your support of CASMED and of FORE-SIGHT oximetry. We look forward to more of the same!

Should you have any questions or interest in learning more about this transaction, please feel free to reach out directly to me.

Sincerely,

Thomas M. Patton, President and CEO

Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CAS Medical Systems, Inc. (the “Company”) and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements as a result of various factors, including: (i) the Company may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (v) the Company’s business may suffer as a result of uncertainty surrounding the Merger and disruption of management’s attention due to the Merger; (vi) the outcome of any legal proceedings related to the Merger; (vii) the Company may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ix) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (x) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.. Additional risks and factors that may affect results are set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 under the headings “Risk Factors.” The risks and uncertainties described above and in the Company’s SEC filings are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

The forward-looking statements speak only as of the date of this communication. Except as required by law, the Company undertakes no obligation to update these statements.

Additional Information About the Acquisition and Where to Find It

A meeting of the stockholders of the Company will be announced to obtain stockholder approval of the proposed transaction. The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. Before making any voting decision, the Company’s stockholders are urged to read the definitive proxy statement in its entirety and any other documents filed with the SEC in connection with the proposed Merger or incorporated by reference therein because they will contain important information about the Company, the Acquiror and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.casmed.com or by sending a written request to the Company at 44 East Industrial Road, Branford, CT 06405, Attention: Corporate Secretary.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 and the proxy statement for the Company’s 2018 Annual Meeting of Stockholders filed with the SEC on April 26, 2018. To the extent the holdings of securities of the Company by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.casmed.com.

Email to Employees

On February 12, 2019, Mr. Thomas Patton, President and Chief Executive Officer of CAS Medical Systems, Inc. circulated the below email to employees of CASMED.

To the CASMED Team,

Earlier today, CASMED announced that it has entered into a definitive agreement to be acquired by Edwards. As you know, we have been working with Edwards over the last several years to integrate our FORE-SIGHT® Technology into their HemoSphere® hemodynamic monitoring platform through our plug-in OEM module, and we are pleased that Edwards has decided to acquire CASMED.

We think this is very good news for CASMED and the FORE-SIGHT technology. We believe Edwards will bring scale, resources and service that advance FORE-SIGHT Tissue Oximetry.

This successful transaction for our shareholders is a result of the hard work each of you have done to nurture the FORE-SIGHT product from its infancy into the industry leading position that it holds today. Along the way we transformed this entire company into a high-margin, high-growth medical disposables company with terrific operations and keen execution of thoughtful strategies. We did it with hard work, we did it with integrity, and we improved the care of hundreds of thousands of patients around the world. You all should take deep pride in this outcome!

Of course, as to the impact on your role at CASMED, I am certain you have many questions, some of which we can answer now, and some that we will answer as soon as we know more. There will be much planning to do, and we will continue to pass along information as it becomes available. A Q&A series printed below might be helpful. We will be holding functional meetings, conference calls and a Town Hall meeting today to provide you with as much information as possible.

Please note however, that until the transaction closes, likely in the second quarter, it is vitally important that we continue to conduct our business as normal, with the same drive, determination and innovation as always, and without deviation.

If you have any questions, please feel free to reach out to your manager, or directly to me.

Sincerely,

Thomas M. Patton

President and CEO

Questions and Answers regarding CASMED’s February 12, 2019 Announcement

What does today’s announcement mean?

Edwards Lifesciences has agreed to acquire CASMED. Our board of directors unanimously supports and believes the transaction is in the best interests of our stockholders. We anticipate the transaction to close in the second quarter. Once the transaction is complete, CASMED will be integrated into Edwards’ Critical Care business.

The completion of the transaction is subject to the terms and conditions set forth in a merger agreement which is available on SEC.gov.

Why are we entering this deal? What is the strategic rationale behind the deal?

This transaction aligns with CASMED’s mission that no patient be harmed by undetected tissue hypoxia. Combining CASMED’s FORE-SIGHT tissue oximetry with Edwards’ global scale and resources should permit FORE-SIGHT to be more widely used by clinicians the world over with increasing utility in more acute care settings.

What is the time between the date of the merger agreement and the closing?

This is the period during which the parties take steps to satisfy the customary closing conditions, such as the approval by CASMED’s stockholders and the receipt of certain regulatory approvals. We expect the transaction to close in the second quarter.

Is there a chance the deal won’t go through?

The proposed transaction remains subject to customary closing conditions as noted above.

Will CASMED operate in a different manner between now and the expected Close of the transaction?

No. CASMED will continue to operate independently during the period between now and the Closing of the transaction. During that period it will be “business as usual.”

Who is Edwards?

Edwards Lifesciences, based in Irvine, Calif., is the global leader in patient-focused medical innovations for structural heart disease, as well as critical care and surgical monitoring. Driven by a passion to help patients, the company collaborates with the world's leading clinicians and researchers to address unmet healthcare needs, working to improve patient outcomes and enhance lives. You can learn more about Edwards and their history of pioneering, patient-focused innovation at their website – Edwards.com.

Who will lead the new organization?

Tom Patton will step down as CEO and the CASMED business will be integrated into Edwards’ Critical Care business. Details of post-Closing reporting structures will be forthcoming.

Will they keep any operations in Branford?

This will be determined as part of the integration planning, which will begin in earnest after the transaction closes.

What about branding?

This will be determined as part of the integration planning, which will begin in earnest after the transaction closes.

How will our customers be affected?

Until closing of the merger, business will continue as usual in the normal course.

We believe the combination of Edwards and CASMED will provide greater breadth of services and solutions to meet clinicians and their patient’s needs.

What should I tell a customer if they ask me?

CASMED will continue to operate business as usual with no disruption in service. Upon completion of the closing, we believe the combination of Edwards and CASMED will provide our customers with a greater breadth of services and solutions to meet their patient’s needs.

What will happen to my job? Will my role and responsibilities change?

Details regarding jobs, roles and future responsibilities will be determined through the integration planning process. This will begin in earnest after the close of the transaction. Communication to employees is very important so as information is made available, it will be shared with you directly.

Will I have to relocate?

No such individual decisions have been made, as those will be determined as part of the integration plan.

What will happen to my common stock, stock options, or restricted stock?

Shares of common stock will be canceled and each holder of common stock will receive a payment in respect of each share of common stock equal to $2.45 (i.e., the per share deal price). Stock options, including unvested options, will be canceled and each holder of stock options will receive a payment in respect of each such stock option (including unvested stock options) equal to (x) the number of shares of common stock underlying such stock option, multiplied by (y) the excess, if any, of $2.45 over the exercise price of such stock option, less applicable tax withholding, payable promptly following the closing. All shares of restricted stock will vest at closing and be cancelled and each holder of restricted stock will receive the same $2.45 per share merger consideration being received by the other common stockholders. Each holder of options and restricted stock will receive additional information with respect to your holdings in the near future.

What happens to my contributions to the CASMED’s Employee Stock Purchase Plan?

Any offering period that is currently in effect will be terminated at a time before the Close. Payroll contributions for the current offering period may not be changed. No new offering periods will commence prior to closing. If you are not participating in the current offering period, you will not be able to start participating in the current offering period.

Will my pay change?

Salaries in effect prior to the Close will remain in effect after the Close.

What impact will this have on my 2018 or 2019 bonus?

Your bonus opportunity in respect of 2018 will not change and standard terms apply, such as remaining an employee as of the date of the payout. The 2018 bonus, which will be payable at such time as CASMED historically pays annual bonuses, typically in March after audited financials have been reviewed by the Compensation Committee of the Board, or sooner at its discretion. Therefore, the 2018 Management bonus payout will likely be made prior to the Close of the transaction. In addition, a 2019 Management Bonus opportunity has been approved by the Compensation Committee of the Board. That 2019 bonus opportunity is designed to reward participants for partial year achievement of budgeted FORE-SIGHT revenues, pursuant to the terms of the plan. The bonus will be based upon percent to budget revenue performance through the end of the last full month of CASMED operations. Additional terms apply. For the 2019 bonus opportunity, if your employment is terminated by Edwards after the closing without cause but prior to the bonus payment date, your 2019 bonus will be paid as scheduled.

How will my benefits be impacted?

Wellness benefits are an important part of the overall compensation provided to employees and there will be no gap in your coverage (e.g., a time in which you do not have benefits). Further planning is needed to determine the best option moving forward. More information will be provided to you before the close of the transaction.

What will happen to my 401k?

The CASMED 401(k) plan will be terminated as of the closing, and you will be permitted to roll over your 401(k) balance into an individual retirement account. Further planning is needed to determine the best options moving forward. More information will be provided to you before the close of the transaction.

How can I be sure I’m receiving all pertinent updates?

Managers have been instructed to keep their teams informed as information is made available. It is the responsibility of the managers to communicate to you in a timely and transparent manner. If you have specific questions, don’t hesitate to ask.

What additional resources do I have if I want to talk to someone other than (or in addition to) my manager?

As always you are welcome to meet with a member of the Human Resources team.

What should I do if a member of the media or an analyst/investor contacts me?

In accordance with our pre-existing policies, you should not discuss CASMED or the proposed transaction with the media or any analyst or investor unless you are specifically authorized to do so.

I know someone at Edwards, can we discuss the proposed merger?

Until closing of the merger, CASMED and Edwards will continue to operate as usual as two separate businesses in the normal course. There are restrictions on the sharing of information between the two organizations prior to the closing, and you should not be discussing details of CASMED’s business with the Edwards team or vice versa unless you have been specifically authorized to do so.

What will the future distribution strategy look like?

These details will be determined through the integration planning process. Information about the distribution strategy will be made available as soon as possible.

Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CAS Medical Systems, Inc. (the “Company”) and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements as a result of various factors, including: (i) the Company may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (v) the Company’s business may suffer as a result of uncertainty surrounding the Merger and disruption of management’s attention due to the Merger; (vi) the outcome of any legal proceedings related to the Merger; (vii) the Company may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ix) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (x) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.. Additional risks and factors that may affect results are set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 under the headings “Risk Factors.” The risks and uncertainties described above and in the Company’s SEC filings are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

 The forward-looking statements speak only as of the date of this communication. Except as required by law, the Company undertakes no obligation to update these statements.

Additional Information About the Acquisition and Where to Find It

A meeting of the stockholders of the Company will be announced to obtain stockholder approval of the proposed transaction. The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. Before making any voting decision, the Company’s stockholders are urged to read the definitive proxy statement in its entirety and any other documents filed with the SEC in connection with the proposed Merger or incorporated by reference therein because they will contain important information about the Company, the Acquiror and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.casmed.com or by sending a written request to the Company at 44 East Industrial Road, Branford, CT 06405, Attention: Corporate Secretary.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 and the proxy statement for the Company’s 2018 Annual Meeting of Stockholders filed with the SEC on April 26, 2018. To the extent the holdings of securities of the Company by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.casmed.com.

Email to Supply Chain

On February 12, 2019, Mr. George Brocksieper, Director of Operations of CAS Medical Systems, Inc. circulated the below message via email to certain current or potential suppliers of CASMED.

Dear Business Partner,

As a valued partner of CAS Medical, we are excited to share that earlier today, CASMED announced that it has entered into a definitive agreement to be acquired by Edwards Lifesciences. As you may know, we have been working with Edwards over the last several years to integrate our FORE-SIGHT® Technology into their HemoSphere® hemodynamic monitoring platform through our plug-in OEM module. Ultimately, Edwards’ determined that they would like to acquire the FORE-SIGHT technology and the company.

We think this is very good news for CASMED and the FORE-SIGHT technology. We believe Edwards will bring scale, resources and service that advance FORE-SIGHT Tissue Oximetry. As an important supplier to CASMED, we look forward to continuing to work with you. Importantly, we will continue to utilize our current supply relationships consistent with our current contracts, forecasts, and purchase orders, all without interruption as we supply high quality products to our hospital customers.

Please feel free to call me if you have any questions.

Regards,

George Brocksieper

Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CAS Medical Systems, Inc. (the “Company”) and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements as a result of various factors, including: (i) the Company may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (v) the Company’s business may suffer as a result of uncertainty surrounding the Merger and disruption of management’s attention due to the Merger; (vi) the outcome of any legal proceedings related to the Merger; (vii) the Company may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ix) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (x) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.. Additional risks and factors that may affect results are set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 under the headings “Risk Factors.” The risks and uncertainties described above and in the Company’s SEC filings are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

The forward-looking statements speak only as of the date of this communication. Except as required by law, the Company undertakes no obligation to update these statements.

Additional Information About the Acquisition and Where to Find It

A meeting of the stockholders of the Company will be announced to obtain stockholder approval of the proposed transaction. The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. Before making any voting decision, the Company’s stockholders are urged to read the definitive proxy statement in its entirety and any other documents filed with the SEC in connection with the proposed Merger or incorporated by reference therein because they will contain important information about the Company, the Acquiror and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.casmed.com or by sending a written request to the Company at 44 East Industrial Road, Branford, CT 06405, Attention: Corporate Secretary.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 and the proxy statement for the Company’s 2018 Annual Meeting of Stockholders filed with the SEC on April 26, 2018. To the extent the holdings of securities of the Company by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.casmed.com.

On February 12, 2019, Mr. Thomas Patton, President and Chief Executive Officer of CAS Medical Systems, Inc. presented the following slides to employees of CASMED:

Confidential # 1 Edwards Update Tom Patton

Forward-Looking Statements

Certain statements contained in this communication may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CAS Medical Systems, Inc. (the "Company") and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements as a result of various factors, including: (i) the Company may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company's operating results and business generally; (v) the Company's business may suffer as a result of uncertainty surrounding the Merger and disruption of management's attention due to the Merger; (vi) the outcome of any legal proceedings related to the Merger; (vii) the Company may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ix) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (x) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all.. Additional risks and factors that may affect results are set forth in the Company's filings with the SEC, including the Company's Annual Report on Form 10-K filed with the SEC on March 26, 2018, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC's website at www.sec.gov. See in particular Item 1A of the Company's Annual Report on Form 10-K filed with the SEC on March 26, 2018 under the headings "Risk Factors." The risks and uncertainties described above and in the Company's SEC filings are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

The forward-looking statements speak only as of the date of this communication. Except as required by law, the Company undertakes no obligation to update these statements.

Additional Information About the Acquisition and Where to Find It

A meeting of the stockholders of the Company will be announced to obtain stockholder approval of the proposed transaction. The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIROR AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC's website at www.sec.gov, at the Company's website at www.casmed.com or by sending a written request to the Company at 44 East Industrial Road, Branford, CT 06405, Attention: Corporate Secretary.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is included in the Company's Annual Report on Form 10-K filed with the SEC on March 26, 2018 and the proxy statement for the Company's 2018 Annual Meeting of Stockholders filed with the SEC on April 26, 2018. To the extent the holdings of securities of the Company by the Company's directors and executive officers have changed since the amounts set forth in the Company's proxy statement for its 2018 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC's website at www.sec.gov and the Company's website at www.casmed.com.

#2

Confidential

Confidential # 3 agrees to be acquired by • $2.45 per share • Estimated Transaction Close: - Q2 2019 - Business as usual between now and then! - More information to come

Confidential # 4 Who is Edwards Lifesciences? • The global leader in patient - focused innovations for structural heart disease and critical care monitoring ▪ Headquarters in Irvine, California ▪ 2018 sales: $3.8 billion ▪ ~13,000 global employees ▪ Business units: Critical Care , Surgical Structural Heart, Transcatheter Aortic Valve Replacement, Transcatheter Mitral and Tricuspid Therapies • Trusted partner with physicians to introduce innovative medical devices

Confidential # 5 Edwards’ Culture is Driven by its Credo and Patient Focus Through our actions, we will become trusted partners with customers, colleagues, and patients – creating a community unified in its mission to improve the quality of life around the world. Our results will benefit customers, patients, employees and shareholders. We will celebrate our successes, thrive on discovery, and continually expand our boundaries. We will act boldly, decisively, and with determination on behalf of people fighting cardiovascular disease. Our Credo At Edwards Lifesciences, we are dedicated to providing innovative solutions for people fighting cardiovascular disease. Helping Patients is Our Life’s Work, and

Confidential # 6 What does this mean for me? • Business “as usual” • Thoughtful integration planning to start in earnest after close of the transaction in the second quarter • Some basic “day 1” readiness activities will commence soon to reduce disruption to you ▪ No delays in payroll ▪ No time gap in benefits coverage • Requests for information and/or any communication to/from Edwards should come through the management team • More information to follow as it becom es available

Confidential # 7 What is our CASMED Legacy? • We transformed CASMED into a high - margin, high - growth, medical disposables company with 90% recurring revenues • We serviced customers to a 99% customer retention rate! • We nurtured FORE - SIGHT from a nascent technology, to an industry leading position ▪ Leading the tissue oximetry category to levels of accuracy that were unprecedented • We empowered clinicians to improve the care of approximately 600,000 patients around the world • We will help integrate this technology into a company with the capability to make this a standard of care

Confidential # 8 What is our CASMED Legacy? We did it all consistent with our Values: 1. We have acted with integrity in all that we do. 2. Improving patient care has been our passion. 3. Excellence has been our standard. 4. The CASMED team has been our greatest asset. 5. We have been accountable . Be very proud of what we have accomplished, together!

Confidential # 9 What’s Next? • We expect transaction to close in Q2 2019. • Until then, it is: BUSINESS AS USUAL !! Questions?